                               INDEX TO EXHIBITS
                               -----------------


                                                        Page
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EXHIBIT A           Agreement of Reporting Persons      18

                                   Exhibit A
                                   ---------

     Each of the undersigned hereby agrees that the Schedule 13G filed on the date hereof with respect to the shares of Common Stock of Heartstream, Inc. has been filed on behalf of the undersigned.

Signature:
----------


     Dated February 13, 1997


                              Oak Investment Partners VI,
                              Limited Partnership

                              By:   Oak Associates VI, LLC,
                                    As General Partner


                              By:   /s/ Edward F. Glassmeyer
                                    -------------------------------
                                    Managing Member

                              Oak Associates VI, LLC


                              By:   /s/ Edward F. Glassmeyer
                                    --------------------------------
                                    Managing Member


                              Oak VI Affiliates Fund, Limited
                              Partnership

                              By:   Oak VI Affiliates, LLC
                                    As General Partner


                              By:   /s/ Edward F. Glassmeyer
                                    -------------------------------
                                    Managing Member


                              Oak VI Affiliates, LLC


                              By:   /s/ Edward F. Glassmeyer
                                    --------------------------------
                                    Managing Member

                              OAK MANAGEMENT CORPORATION



                         By:  /s/ Edward F.Glassmeyer
                              ------------------------------------
                              Name:  Edward F. Glassmeyer
                              Title: President



                              /s/ Bandel L. Carano
                              ------------------------------------
                              Bandel L. Carano



                              /s/ Fredric W. Harman
                              ------------------------------------
                              Fredric W. Harman



                              /s/ Gerald R. Gallagher
                              ------------------------------------
                              Gerald R. Gallagher



                              /s/ Edward F. Glassmeyer
                              ------------------------------------
                              Edward F. Glassmeyer



                              /s/ Ann H. Lamont
                              ------------------------------------
                              Ann H. Lamont



                              /s/ Eileen M. More
                              ------------------------------------
                              Eileen M. More